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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (Nos. 33-51314 and 33-73624) and S-3 (No. 33-47894) of
Franklin Quest Co., of our report dated September 20, 1995, appearing on page 16 of this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears on page 18 of this Form 10-K.





Price Waterhouse LLP
Salt Lake City, Utah
November 19, 1996